Exhibit 10.2
FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT
This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of April 23, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, this “IP Security Agreement”), is made by Evofem Biosciences, Inc., a Delaware corporation, and Evofem, Inc., a Delaware corporation (together, “Grantor”), in favor of Baker Bros. Advisors LP, a Delaware limited partnership, as collateral agent for the Purchasers (as defined in the Purchase Agreement referred to below) (in such capacity, together with its successors and permitted assigns, “Designated Agent”).
WHEREAS, Grantor issued Notes (as such term is defined in the Purchase Agreement (as hereinafter defined)) pursuant to that certain Securities Purchase and Security Agreement, dated as of April 23, 2020 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and among Evofem Biosciences, Inc., a Delaware corporation (the “Company”), the Grantor and the other guarantors from time to time party thereto, the purchasers from time to time party thereto (each a “Purchaser” and collectively, the “Purchasers”) and the Designated Agent, pursuant to which Grantor granted a security interest to Designated Agent, for the benefit of the Purchasers, in, among other things, the IP Collateral (as defined below) of Grantor;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with Designated Agent as follows:
SECTION 1.    Defined Terms
Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein have the meaning given to them in the Purchase Agreement.
SECTION 2.    Grant of Security Interest in IP Collateral
Grantor hereby grants to Designated Agent, for the ratable benefit of the Purchasers, a continuing security interest in all of Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired, and wherever located (the “IP Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of Grantor’s obligations under the Purchase Agreement:
(a)    (i) all United States and foreign copyrights, whether or not the underlying works of authorship have been published and whether as author, assignee, transferee or otherwise, including but not limited to copyrights in software and databases, all Mask Works (as defined in 17 U.S.C. § 901 of the U.S. Copyright Act) and all works of authorship, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations, copyright applications, mask works registrations and mask works applications, and any renewals or extensions thereof, including each registration and application identified in Schedule A, and (ii) the rights to print, publish and distribute any of the foregoing (“Copyrights”);
(b)    all Copyright licenses to the extent Grantor is not the granting party;
(c)    (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the property described in (a) and (b) above, and (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect to any of the property described in (a) and (b) above;
(d)    (i) all United States, state and foreign trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, logos, or other indicia of origin or source identification, Internet domain names, trademark and service mark registrations, designs and general intangibles of like nature and applications for trademark or service mark registrations and any renewals thereof, including each registration and application identified in Schedule B (but excluding in all cases all intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the U.S. Patent and Trademark Office provided that upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Trademarks) and (ii) the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the “Trademarks”);
(e)    all Trademark licenses to the extent Grantor is not the granting party;
(f)    (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the property described in (d) and (e) above, and (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect to any of the property described in (d) and (e) above;
(g)    (i) all United States and foreign patents, patent applications and patentable inventions, including each issued patent and patent application identified in Schedule C, all certificates of invention or similar property rights and all registrations, recordings and pending applications thereof, (ii) all inventions and improvements described and claimed therein and (iii) all reissues, divisions, reexaminations, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon (collectively, the “Patents”);
(h)    all Patent licenses to the extent Grantor is not the granting party;
(i)    (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the property described in (g) and (h) above, and (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect to any of the property described in (g) and (h) above; and

(j)    all books and records relating to any of the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.
SECTION 3.    Recordation
Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable United States or foreign government officer record this IP Security Agreement.
SECTION 4.    Execution in Counterparts
This IP Security Agreement may be executed in any number of counterparts (including by telecopy or other electronic transmission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
SECTION 5.    Governing Law
THIS IP SECURITY AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6.    Conflict Provision
This IP Security Agreement has been entered into in conjunction with the provisions of the Purchase Agreement. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Purchase Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this IP Security Agreement are in conflict with the Purchase Agreement, the provisions of the Purchase Agreement, as applicable, shall govern.
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this IP Security Agreement to be duly executed and delivered as of the date first above written.
GRANTOR:

EVOFEM BIOSCIENCES, INC.
a Delaware corporation

By:    /s/ Saundra Pelletier
Name: Saundra Pelletier
Title: President and Chief Executive Officer

[Signature Page to IP Security Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this IP Security Agreement to be duly executed and delivered as of the date first above written.
GRANTOR:

EVOFEM, INC.
a Delaware corporation

By:    /s/ Saundra Pelletier
Name: Saundra Pelletier
Title: President and Chief Executive Officer

DESIGNATED AGENT:
BAKER BROS. ADVISORS LP,
a Delaware limited partnership

By:	/s/ Scott Lessing Name: Scott Lessing Title: President

Schedule A
COPYRIGHTS

None.

Schedule B
TRADEMARKS

Schedule C
PATENTS